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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (date of earliest event reported): April 1, 2003




                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


       OKLAHOMA                         1-8140                              48-0222760
(State of incorporation        (Commission file number)       (I.R.S. employer identification number)
   or organization)
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                    1945 LAKEPOINTE DRIVE
                      LEWISVILLE, TEXAS                    75057
          (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (972) 906-8000

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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On April 1, 2003, Fleming Companies, Inc. (the "Company") and its direct and indirect United States operating subsidiaries (the Company and such subsidiaries collectively referred to herein as the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the
"Bankruptcy Code") in the United States Bankruptcy Court for the District of
Delaware (the "Bankruptcy Court") (Case No. 03-10944) (the "Bankruptcy
Proceeding"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as "debtors-in-possession" pursuant to Sections 1107(a) and 1108 of the Bankruptcy
Code.

         In connection with the commencement of the Bankruptcy Proceeding, the Company did not make the April 1, 2003 semiannual interest payment due on its 10-1/8% senior notes due 2008.

ITEM 5. OTHER INFORMATION.

         As previously announced, on March 3, 2003 the Company's former chief executive officer, Mark S. Hansen, resigned as an officer and a director of the Company. In addition, the Company's former vice president and president, wholesale, E. Stephen Davis, who had previously announced his retirement from the Company, submitted his resignation effective March 27, 2003. Further, Philip
B. Murphy, the Company's former senior vice president, procurement, and Timothy
R. LaBeau, the Company's senior vice president, operations, submitted their resignations effective March 21 and March 24, 2003, respectively.

         As previously announced, on March 3, 2003 the Company named Peter
S. Willmott as its interim chief executive officer and president to replace Mr.
Hansen, appointed Archie R. Dykes as the Company's non-executive chairman of the board, and named Robert A. Allen to the new position of chief operating officer of the Company. Further, on March 15, 2003, the Company named Edward C. Joullian
III to its board of directors.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange
Commission, the exhibit referenced below and the information set forth therein is deemed to be furnished pursuant to Item 9 hereof and shall not be deemed
"filed" under the Securities Exchange Act of 1934.

         (c)      EXHIBITS

         EXHIBIT NUMBER          DESCRIPTION

         99.1             --     Press release dated April 1, 2003.

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ITEM 9. REGULATION FD DISCLOSURE.

         On April 1, 2003, the Company issued a press release announcing the matters referenced in Item 3 hereof. A copy of such press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein is deemed to be furnished pursuant to this Item 9 and shall not be deemed "filed" under the Securities Exchange Act of 1934.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FLEMING COMPANIES, INC.


Date: April 1, 2003                    By: /s/ Mark D. Shapiro
                                           -------------------------------------
                                           Mark D. Shapiro
                                           Senior Vice President and
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS

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
EXHIBIT NUMBER               DESCRIPTION
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
99.1                   --    Press release dated April 1, 2003.
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